UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

                                 April 14, 2000

                Date of Report (date of earliest event reported)




                     SOUTHERN HERITAGE BANCORP, INCORPORATED

             (exact name of registrant as specified in its charter)




           Georgia           333-47291          58-2386654

        (state or other     (Commission       (IRS Employer
        jurisdiction of     File No.)         Identification
        of incorporation)                     Number)




               3461 Atlanta Highway, Flowery Branch, Georgia 30542

                (address of principal executive office)(zip code)




                                 (770) 531-1240

              (Registrant's telephone number, including area code)







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Item 6.

         Mr Gary Anderson tendered his resignation from the position of Director, President and Chief Executive Officer of Southern Heritage Bancorp, Inc. and Southern Heritage Bank on April 14, 2000. He cited philosophical differences with the Board of Directors for his action. The Board of Directors has accepted his resignation.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      SOUTHERN HERITAGE BANCORP,
                                      INCORPORATED
                                      (Registrant)


                                       By: s/John Evans
                                           John Evans, Treasurer, C.A.O. and
                                           C.F.O.


Date:  April 14, 2000